                                                                    EXHIBIT 28.3

               MONTHLY SERIES 1999-1 CERTIFICATEHOLDERS' STATEMENT
                      FIRST USA BANK, NATIONAL ASSOCIATION
                        WACHOVIA CREDIT CARD MASTER TRUST

      Listed below is the information which is required to be prepared with respect to the distribution date of October 15, 2001 and with respect to the performance of the Trust during the related Monthly period.

      Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

D.    Information Regarding the Current Monthly Distribution (Stated on the Basis of $1,000
      -------------------------------------------------------------------------------------
      Original Certificate Principal Amount)
      -------------------------------------

      1.    The amount of the current monthly distribution in respect of Class A Monthly Principal            $            0.00

      2.    The amount of the current monthly distribution in respect of Class B Monthly Principal            $            0.00

      3.    The amount of the current monthly distribution in respect of Collateral Monthly Principal         $            0.00

      4.    The amount of the current monthly distribution in respect of Class A Monthly Interest             $            2.83

      5.    The amount of the current monthly distribution in respect of Class A Deficiency Amounts           $            0.00

      6.    The amount of the current monthly distribution in respect of Class A Additional Interest          $            0.00

      7.    The amount of the current monthly distribution in respect of Class B Monthly Interest             $            3.02

      8.    The amount of the current monthly distribution in respect of Class B Deficiency Amounts           $            0.00

      9.    The amount of the current monthly distribution in respect of Class B Additional Interest          $            0.00

      10.   The amount of the current monthly distribution in respect of Collateral Monthly Interest          $            3.53

      11.   The amount of the current monthly distribution in respect of any
            accrued and unpaid Collateral Monthly Interest                                                    $            0.00

E.    Information Regarding the Performance of the Trust
      --------------------------------------------------

      1.    Collection of Principal Receivables
            -----------------------------------

            (a)    The aggregate amount of Collections of Principal Receivables processed during the
                   related Monthly Period which were allocated in respect of the Class A Certificates         $   70,595,938.92

            (b)    The aggregate amount of Collections of Principal Receivables processed during the
                   related Monthly Period which were allocated in respect of the Class B Certificates         $    4,896,830.37

            (c)    The aggregate amount of Collections of Principal Receivables processed during the
                   related Monthly Period which are allocated in respect of the Collateral Interest           $    6,121,036.83


      2.    Principal Receivables in the Trust
            ----------------------------------

            (a)    The aggregate amount of Principal Receivables in the Trust as of the end of the day
                   on the last day of the related Monthly Period                                              $3,021,077,772.40

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
             (b)   The amount of Principal Receivables in the Trust represented by the Investor Interest of Series 1999-1 as of the end of
                   the day on the last day of the related Monthly Period               $895,953,800.00

             (c)   The amount of Principal Receivables in the Trust represented by the Series 1999-1 Adjusted Investor Interest as of the end
                   of the day on the last day of the related Monthly Period            $895,953,800.00

             (d)   The amount of Principal Receivables in the Trust represented by the Class A Investor Interest as of the end of the day on
                   the last day of the related Monthly Period                          $775,000,000.00

             (e)   The amount of Principal Receivables in the Trust represented by the Class A Adjusted Investor Interest as of the end of
                   day on the last day of the related Monthly Period                   $775,000,000.00

             (f)   The amount of Principal Receivables in the Trust represented by the Class B Investor Interest as of the end of the day on
                   the last day of the related Monthly Period                          $ 53,757,250.00

             (g)   The amount of Principal Receivables in the Trust represented by the Collateral Interest as of the end of the date on the
                   last day of the related Monthly Period                              $ 67,196,550.00

             (h)   The Floating Investor Percentage with respect to the related
                   Monthly Period                                                              29.3726%

             (i)   The Class A Floating Allocation with respect to the related
                   Monthly Period                                                              86.5000%

             (j)   The Class B Floating Allocation with respect to the related
                   Monthly Period                                                               6.0000%

             (k)   The Collateral Floating Allocation with respect to the
                   related Monthly Period                                                       7.5000%

             (l)   The Fixed Investor Percentage with respect to the related
                   Monthly Period                                                              29.3726%

             (m)   The Class A Fixed Allocation with respect to the related
                   Monthly Period                                                              86.5000%

             (n)   The Class B Fixed Allocation with respect to the related
                   Monthly Period                                                               6.0000%

             (o)   The Collateral Fixed Allocation with respect to the related
                   Monthly Period                                                               7.5000%

       3.    Delinquent Balances
             -------------------

             The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                                                  Aggregate                  Percentage
                                                                   Account                     of Total
                                                                   Balance                  Receivables
                                                                   -------                  -----------
             (a)    30 - 59 days:                                $ 38,441,186.60                1.2564%
                                                                 ---------------
             (b)    60 - 89 days:                                $ 26,145,140.84                0.8545%
                                                                 ---------------
             (c)    90 - or more days:                           $ 49,937,771.21                1.6321%
                                                                 ---------------
                                           Total:                $114,524,098.65                3.7430%
                                                                 ---------------

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
      4.    Investor Default Amount
            -----------------------

            (a)    The Aggregate Investor Default Amount for the related Monthly
                   Period                                                                $4,772,874.82

            (b)    The Class A Investor Default Amount for the related Monthly
                   Period                                                                $4,128,536.53

            (c)    The Class B Investor Default Amount for the related Monthly
                   Period                                                                $  286,372.61

            (d)    The Collateral Default Amount for the related Monthly Period
                                                                                         $  357,965.69

      5.    Investor Charge Offs
            --------------------

            (a)    The aggregate amount of Class A Investor Charge-Offs for the
                   related Monthly Period                                                $        0.00

            (b)    The aggregate amount of Class A Investor Charge-Offs set
                   forth in 5(a) above per $1,000 of original Certificate
                   principal amount                                                      $        0.00

            (c)    The aggregate amount of Class B Investor Charge-Offs for the
                   related Monthly Period                                                $        0.00

            (d)    The aggregate amount of Class B Investor Charge-Offs set
                   forth in 5(c) above per $1,000 of original certificate
                   principal amount                                                      $        0.00

            (e)    The aggregate amount of Collateral Charge-Offs for the
                   related Monthly Period                                                $        0.00

            (f)    The aggregate amount of Collateral Charge-Offs set forth in 5
                   (e) above per $1,000 of original certificate principal amount         $        0.00

            (g)    The aggregate amount of Class A Investor Charge-Offs
                   reimbursed on the Transfer Date immediately preceding this
                   Distribution Date                                                     $        0.00

            (h)    The aggregate amount of Class A Investor Charge-Offs set
                   forth in 5(g) above per $1,000 original certificate
                   principal amount reimbursed on the Transfer Date immediately
                   preceding this Distribution Date                                      $        0.00

            (i)    The aggregate amount of Class B Investor Charge-Offs
                   reimbursed on the Transfer Date immediately preceding this
                   Distribution Date                                                     $        0.00

            (j)    The aggregate amount of Class B Investor Charge-Offs set
                   forth in 5(i) above per $1,000 original certificate
                   principal amount reimbursed on the Transfer Date immediately
                   preceding this Distribution Date                                      $        0.00

            (k)    The aggregate amount of Collateral Charge-Offs reimbursed on the Transfer Date immediately preceding this Distribution
                   Date                                                                  $        0.00

            (l)    The aggregate amount of Collateral Charge-Offs set forth in
                   5(k) above per $1,000 original certificate principal amount reimbursed on the Transfer Date immediately preceding
                   Distribution Date                                                     $        0.00

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
    6.    Investor Servicing Fee
          ----------------------

          (a)    The amount of the Class A Servicing Fee payable by the Trust to
                 the Servicer for the related Monthly Period                               $   645,833.33

          (b)    The amount of the Class B Servicing Fee payable by the Trust to
                 the Servicer for the related Monthly Period                               $    44,797.71

          (c)    The amount of the Collateral Interest Servicing Fee payable by
                 the Trust to the Servicer for the related Monthly Period                  $    55,997.13


    7.    Reallocations
          -------------

          (a)    The amount of Reallocated Collateral Principal Collections with
                 respect to this Distribution Date                                         $         0.00

          (b)    The amount of Reallocated Class B Principal Collections with
                 respect to this Distribution Date                                         $         0.00

          (c)    The Collateral Interest as of the close of business on this
                 Distribution Date                                                         $67,196,550.00

          (d)    The Class B Investor Interest as of the close of business on
                 this Distribution Date                                                    $53,757,250.00

    8.    Collection of Finance Charge Receivables
          ----------------------------------------

          (a)    The aggregate amount of Collections of Finance Charge
                 Receivables processed during the related Monthly Period which
                 were allocated in respect of the Class A Certificate                      $10,120,131.94

          (b)    The aggregate amount of Collections of Finance Charge
                 Receivables processed during the related Monthly Period which
                 were allocated in respect of the Class B Certificates                     $   701,974.79

          (c)    The aggregate amount of Collections of Finance Charge
                 Receivables processed during the related Monthly Period which
                 were allocated in respect of the Collateral Interest                      $   877,468.32

    9.    Principal Funding Amount
          ------------------------

          (a)    The principal amount on deposit in the Principal Funding
                 Account on the related Transfer Date                                      $         0.00

          (b)    The Accumulation Shortfall with respect to the related Monthly
                 Period                                                                    $         0.00

          (c)    The Principal Funding Investment Proceeds deposited in the
                 Finance Charge Account on the related Transfer Date                       $         0.00

          (d)    The amount of all or the portion of the Reserve Draw Amount deposited in the Finance Charge Account on the related Transfer
                 Date from the Reserve Account                                             $         0.00

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
      10.   Reserve Draw Amount                                                         $         0.00
            -------------------

      11.   Available Funds
            ---------------

            (a) The amount of Class A Available Funds on deposit in the
                Finance Charge Account on the related Transfer Date                     $10,120,131.94

            (b) The amount of Class B Available Funds on deposit in the Finance
                Charge Account on the related Transfer Date                             $   701,974.79

            (c) The amount of Collateral Available Funds on deposit in the
                Finance Charge Account on the related Transfer Date                     $   877,468.32

      12.   Portfolio Yield
            ---------------

            (a) The Portfolio Yield for the related Monthly Period                             10.2773%

            (b) The Portfolio Adjusted Yield for the related Monthly Period                     4.9850%


F.    Floating Rate Determinations
      ----------------------------

      1.    LIBOR for the interest Period ending on this Distribution Date                     3.48750%

      First USA Bank,
      National Association
      Servicer

                             By: /s/   Tracie H. Klein
                                ------------------------------
                                Name:  Tracie H. Klein
                                Title: First Vice President

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